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                                                                 EXHIBIT 10.21

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED


                             AMENDMENT TO AGREEMENT


         THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into effective as of March 31st, 2005 (the "Amendment Effective Date"), by and between STRUCTURAL GENOMIX, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and ELI LILLY AND COMPANY., a corporation organized and existing under the laws of the state of Indiana and having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285, ("Lilly"). Lilly and SGX may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

         A. Lilly and SGX have entered into a Collaboration and License Agreement effective April 14, 2003, as amended July 1, 2003, January 30, 2004 and November 11, 2004 (the "Agreement"), under which the Parties have agreed to conduct a collaborative research program.

         B. The Parties desire to amend the terms of the Agreement as provided in this Amendment.

         NOW, THEREFORE, the Parties agree as follows:

1.       AMENDMENT OF THE AGREEMENT

         The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not defined herein shall have the same meanings as such terms are defined in the Agreement.

         1.1 AMEND SECTION 1.43. Section 1.43 of the Agreement is hereby deleted in its entirety and replaced with the following: "Term of the Research Collaboration" means the period commencing on the Effective Date and terminating on the fifth anniversary of the Effective Date.

         1.2 AMEND SECTION 2.6. Section 2.6 of the Agreement is hereby amended by inserting in the second line, after "[...***...] ([...***...]) [...***...],"
the following: "per year of Term of the Research Collaboration."

         1.3 AMEND SECTION 2.10. Section 2.10 of the Agreement is hereby amended by deleting in the second line "second anniversary of the Effective Date" and substituting therefor the following: "end of the Term of the Research Collaboration."

         1.4 AMEND SECTION 3.4. Section 3.4(b) of the Agreement is hereby amended by deleting in the second line "completion of the Initial Training," and substituting therefor the




                                       1.   ***CONFIDENTIAL TREATMENT REQUESTED


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following: "the Term of the Research Collaboration," and in the third sentence thereof by deleting "payment by Lilly pursuant lo Section 4.2(d)," and substituting therefor the following: "determination by Lilly that the Phase II Acceptance Criteria have been met."

         1.5 AMEND SECTION 3.5. Section 3.5(ii) of the Agreement is hereby amended by inserting in front of "maintain" in the first line, the following:
"at Lilly's expense, make best efforts to conclude within three (3) months of the Amendment Effective Date and"; and by deleting "Term of the Technology Collaboration" and substituting therefor the following: "Term of the Research Collaboration."

         1.6 AMEND SECTION 3.6(a). Section 3.6(a) of the Agreement is hereby amended by deleting the last sentence and replacing it with the following: "In the event that Lilly desires to obtain a license to any SGX Additional Technology, Lilly will provide SGX with written notice of such desire to SGX within thirty days of such identification by SGX and upon receipt of written notice by SGX the Parties will negotiate in good faith the appropriate license fee to be paid by Lilly to SGX for such SGX Additional Technology. In the event that the Parties agree such amount, then upon payment by Lilly to SGX of such amount, such SGX Additional Technology will be deemed to be Licensed Technology and SGX will have the obligation to provide Lilly with support under the terms of Sections 3.4(b) and (c) for such SGX Additional Technology (other than SGX Research Stage Technology)."

         1.7 AMEND SECTION 3.9. Section 3.9(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "During the Term of the Research Collaboration, SGX employees, consultants and agents involved in the Collaboration, may use the Lilly San Diego Facility, and the Platform and Licensed Technology installed at the Lilly San Diego Facility only to do work under this Agreement, unless given written permission by Lilly. SGX will ensure that commencing on April 14, 2005 and continuing throughout the remainder of the Term of the Research Collaboration, a minimum of [...***...] will perform Research Plan activities in the Lilly San Diego Facility."

         1.8 AMEND SECTION 4.1. Section 4.1 of the Agreement is hereby amended as follows:

         (a) a new Section 4.1(d) is inserted as follows: "(d) Within thirty
(30) days after the second anniversary of the Effective Date, Lilly will pay to SGX a non-refundable research fee of [...***...] US dollars ($[...***...]) in consideration of which SGX hereby grants to Lilly a non-exclusive, sub-licensable and perpetual license to SOPS for protein production generated hereunder.

         (b) a new Section 4.1(e) is inserted as follows: "(e) Commencing on the second anniversary of the Effective Date, Lilly will pay SGX research funding for [...***...] ([...***...]) FTEs per year during the Term of the Research Collaboration. For each such FTE, Lilly will pay SGX at an annualized rate of [...***...] ($[...***...]) per FTE per year, which rate shall increase annually beginning on the third anniversary of the Effective Date, to reflect any increase in the CPI, using 2005 as the base year, up to a maximum of a [...***...] percent ([...***...]%)



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increase annually. The amounts to be paid under this Section 4.1(e) shall be paid quarterly in advance on the basis that there will be [...***...] ([...***...]) FTEs involved in the Research Collaboration in each twelve (12) month period following the second anniversary of the Effective Date (each such twelve (12) month period a "Collaboration Year"). The initial payment under this
Section 4.1(e) will be made within thirty (30) days of the second anniversary of the Effective Date and subsequent payments will be made on or before July 14, October 14, and January 14 during the Term of the Research Collaboration. Within sixty (60) days following the end of each Collaboration Year, SGX will provide Lilly with an accounting of the actual number of FTEs engaged in the Research Collaboration during the previous Collaboration Year and will accord Lilly a credit (or in the case of the last annual accounting, a refund) for any deficiency in FTEs engaged in the Research Collaboration from the number of [...***...] ([...***...])."

         1.9 AMEND SECTION 5.5(a). Section 5.5(a) of the Agreement is hereby amended by inserting after the penultimate sentence the following:
"Notwithstanding the foregoing, if the combined number of Collaboration Targets for which Target Structure has not yet been obtained and Crystallizable Proteins is greater than [...***...] ([...***...]) at any given time, then this Section 5.5(a) shall not apply to Crystallizable Proteins in the amount greater than [...***...] ([...***...]), as Lilly shall designate".

         1.10 AMEND SECTION 10.6. Section 10.6 of the Agreement is hereby amended by deleting the words "Sections 4.1(b) and (c) from subsection (ii) and replacing them with: "Sections 4.1(b), (c) and (e)".

2.       MISCELLANEOUS

         2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

         2.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                               ELI LILLY AND COMPANY

                               By: /s/ Steven M. Paul
                                   ---------------------------------------------

                               Title: Executive Vice President, Science and Technology
                                       -----------------------------------------



                               STRUCTURAL GENOMIX, INC.

                               By: /s/ M. Grey
                                   ---------------------------------------------

                               Title: President and CEO
                                      ------------------------------------------


                                       4.